UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(D)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2003

Offshore Logistics, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 0-5232

Delaware	72-0679819
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification Number)
224 Rue de Jean
Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (337) 233-1221

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated November 5, 2003

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 5, 2003, Offshore Logistics, Inc. (the “Registrant”) issued a press release announcing its financial results for the second quarter ended September 30, 2003. The information regarding this press release is being furnished to the SEC pursuant to Item 12 of Form 8-K.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 12 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 12 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2003

OFFSHORE LOGISTICS, INC. (Registrant) /s/ H. Eddy Dupuis —————————————— H. Eddy Dupuis Chief Financial Officer